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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (or Date of Earliest Event Reported): February 6, 1998

                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
             (Exact name of Registrant as specified in its charter)


            DELAWARE                  000-21786                 57-0962375
    (State of incorporation    (Commission File Number)       (IRS Employer
        or organization)                                   Identification No.)

                               7909 Parklane Road
                         Columbia, South Carolina 29223
                    (Address of principal executive offices)



                                 (803) 741-3000
                         (Registrant's telephone number)




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ITEM 5.  OTHER EVENTS.

I.       Rights Plan

         On February 6, 1998, the Board of Directors of Resource Bancshares Mortgage Group, Inc. (the "Company"), authorized the issuance of one right (a "Right") with respect to each outstanding share of common stock, par value of
0.01 per share ("Common Stock") of the Company as of the close of business on February 16, 1998. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated February 6, 1998, between the Company and First Chicago Trust Company of New York (the "Rights Agent").

         DETACHMENT OF RIGHTS; EXERCISE. Initially, the Rights will attach to certificates of outstanding shares of Common Stock and no separate Right Certificate will be distributed. The Rights will become exercisable and separate from the shares of Common Stock upon the earlier of (i) ten days after the date (the "Stock Acquisition Date") of a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 15% or more of the outstanding Common Stock of the Company (such person or group being hereinafter referred to as an "Acquiring Person"); or (ii) ten business days (or such later date as the Board may determine) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in a person or group becoming the beneficial owner of 15% or more of the outstanding Common Stock (the earlier of such dates in clauses (i) and (ii) being called the "Distribution Date"). Shares of Common Stock beneficially owned by the Company or any subsidiary of the Company will not be considered outstanding for purposes of calculating the percentage ownership of any person.

         Until the Distribution Date (or earlier redemption or expiration of the Rights) (i) the Rights will be evidenced by the certificates for the Common Stock, (ii) the Rights will be transferred with and only with the Common Stock,
(iii) new Common Stock certificates issued after February 16, 1998, upon transfer or new issuance of the Common Stock will contain a notation incorporating the Rights Agreement by reference, and (iv) the surrender for transfer of any certificates for Common Stock outstanding as of February 16, 1998, even without such notation, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

         As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will thereafter evidence the Rights.

         The Rights are not exercisable until the Distribution Date. When they become exercisable, each Right initially entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock $.01 par value per share ("Preferred Stock") of the Company at a price of $83.00 per one one-hundredth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The Rights will expire on February 16, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

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         If a Person were to become an Acquiring Person, each Right then outstanding (other than Rights beneficially owned by the Acquiring Person which would become null and void) would become a right to buy for the Purchase Price that number of shares of Common Stock that at the time of such acquisition would have a market value of two times the Purchase Price. If, however, the Board of Directors of the Company determines in good faith that a Person who would otherwise be an Acquiring Person, has become such inadvertently, and such Person divests a sufficient number of shares of Common Stock by such deadline as the Board of Directors shall set, then such Person shall not be deemed to be an Acquiring Person for any purposes of the Rights Agreement.

         If the Company is acquired in a merger or other business combination transaction or more than 50% of its consolidated assets or earning power are sold other than in the ordinary course of business, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the Purchase Price.

         Each of the following persons will not be deemed to be an Acquiring Person even if they have acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Stock of the Company: (i) the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company and (ii) any person who would otherwise become an Acquiring Person solely by virtue of a reduction in the number of outstanding shares of Common Stock unless and until such person shall become the beneficial owner of any additional shares of Common Stock.

         REGISTRATION. The offer and sale of the Preferred Stock, Common Stock or other securities issuable upon exercise of the Rights will be registered with the Securities and Exchange Commission but such registration will not be effective until the Rights become exercisable. As described above, however, the Rights will not be transferable separately from the Common Stock until the Distribution Date.

         ANTIDILUTION AND OTHER ADJUSTMENTS. The number of shares of Preferred Stock, Common Stock or other securities or property issuable upon exercise of the Rights, and the Purchase Price payable, are subject to customary adjustments from time to time to prevent dilution.

         EXCHANGE OPTION. At any time after a Person becomes an Acquiring Person and before the acquisition by a Person of 50% or more of the outstanding Common Stock of the Company, the Board of Directors may, at its option, issue Common Stock or common stock equivalents of the Company in mandatory redemption of, or in exchange for, all or part of the then outstanding exercisable Rights (other than Rights owned by such Acquiring Person which would become null and void) at an exchange ratio of one share of Common Stock, or common stock equivalents equal to one share of Common Stock, per Right, subject to adjustment.

         REDEMPTION OF RIGHTS. At any time prior to the Stock Acquisition Date, the Board of Directors of the Company may redeem all, but not less than all, of the then outstanding Rights at

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a price of $.01 per Right (the "Redemption Price"). The redemption of the
Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         NO RIGHTS AS STOCKHOLDER. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         AMENDMENT OF RIGHTS. The terms of the Rights may be amended by the Company without the consent of the holders of the Rights, except that after the Stock Acquisition Date no such amendment may adversely affect the interests of holders of the Rights.

         This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, filed herewith as Exhibit 4.1, as the same may be amended from time to time, which is hereby incorporated herein by reference. Capitalized terms in this description are defined in the Rights Agreement.

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ITEM 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  (4) Instruments defining rights of security holders, including indentures:

                           4.1 Rights Agreement dated as of February 6, 1998 between Resource Bancshares Mortgage Group, Inc. and First Chicago Trust Company of New York, which includes the Form of Certificate of Designations for the Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C (incorporated herein by reference to Exhibit 4.1 to the Company's Form 8-A Registration Statement filed February 9, 1998 (File No.000-21786)).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: February 9, 1998

                                       RESOURCE BANCSHARES MORTGAGE
                                       GROUP, INC.

                                       By:   /s/ Steven F. Herbert
                                          --------------------------------------
                                          Name:  Steven F. Herbert
                                          Title: Senior Executive Vice President
                                                 and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
  No.                                 Exhibit Description
-------          --------------------------------------------------------------
(4)              Instruments defining the rights of security holders, including indentures:

                  4.1 Rights Agreement dated as of February 6, 1998 between Resource Bancshares Mortgage Group, Inc. and
                           First Chicago Trust Company of New York, which includes the Form of Certificate of Designations for the Preferred Stock as Exhibit A, the Form of Right
                           Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C (incorporated herein by reference to Exhibit 4.1 to the Company's
                           Form 8-A Registration Statement filed February 9,
                           1998 (File No.000-21786)).

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